SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  February 23, 2016
First Connecticut Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	333-171913	45-1496206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Farm Glen Boulevard, Farmington, Connecticut 06032
(860) 676-4600
(Address and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.2.2	Amended and Restated Bylaws of First Connecticut Bancorp, Inc.
EX-99.1	Press Release

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 23, 2016, the Board of Directors of First Connecticut Bancorp, Inc. (the "Company") amended and restated the Company's Bylaws, effective February 23, 2016 (as so amended and restated, the "Bylaws"). The principal changes made to the Bylaws were to:

•  Increased the mandatory retirement age for directors of the Company and its subsidiary, Farmington Bank (the "Bank") from 72 years of age to 74 years of age.

•  Provided in both sets of bylaws that the board of directors must approve all officers above the level Vice President and that the CEO will have authority to appoint all officers at the Vice President level and below.

•  Provided for appointment of a President and/or CEO (prior bylaws only made reference to a President),

•  Removed references to mutual holding company previously included in the Bank's Bylaws.

•  Removed not to exceed numbers for the number of committee members.  Previously the number was capped at 5 members.

•  Conformed various provisions to remove inconsistencies between the Company's Bylaws and the Bank's Bylaws, including provisions dealing with Quorum, Number and Election of Directors, Vacancies on Board of Directors, Participation in Meetings by Teleconference, Number of Directors, Regular and Special Meetings of Directors, Certification and Transfer of Shares.

•  Provided for the advance of expenses subject to indemnification in the Bank's Bylaws similar to provisions contained in the Company's Bylaws.

The Bylaws as amended and restated are attached to this Current Report on Form 8-K. The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws attached hereto.

Item 8.01	Other Events

First Connecticut Bancorp, Inc., parent company of Farmington Bank, announced today its Board of Directors has voted to pay a dividend in the amount of $.07 per share on March 14, 2016 to all shareholders of record as of March 4, 2016.

Item 8.01	Other Events

First Connecticut Bancorp, Inc., ("FBNK") the holding company for Farmington Bank announced the date for FBNK's annual meeting of shareholders, May 18, 2016.

A copy of the Press Release is included as Exhibit 99.1 to this current Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

3.2.2	Amended and Restated Bylaws of First Connecticut Bancorp, Inc.
99.1	Press Release dated February 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CONNECTICUT BANCORP, INC.
Registrant

February 23, 2016	By: /s/ John J. Patrick, Jr.
John J. Patrick, Jr.
Chairman, President and
and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2.2	Amended and Restated Bylaws of First Connecticut Bancorp, Inc.
99.1	Press Release dated February 23, 2016.